Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On May 1, 2019 (the “Closing Date”), Americold Realty Trust (the “Company”) completed the previously announced acquisition of Chiller Holdco, LLC, a Delaware limited liability company (“Cloverleaf”), for cash consideration of approximately $1.25 billion (the “Cloverleaf Acquisition”). The consideration paid by the Company was funded using net proceeds from the Company’s equity offering that closed on April 22, 2019, and amounts drawn on the Company’s senior unsecured revolving credit facility. On May 7, 2019, the Company repaid the amount drawn on the Company’s senior unsecured revolving credit facility with funds raised in a debt private placement, further described below.

The following unaudited pro forma condensed consolidated financial statements of Americold Realty Trust and Subsidiaries and Americold Realty Operating Partnership, L.P. and Subsidiaries (the “Operating Partnership”) as of and for the three months ended March 31, 2019, and for the year ended December 31, 2018, are derived from the Company’s and the Operating Partnership’s historical consolidated financial statements included in the Company’s and Operating Partnership’s filings on Forms 10-K and 10-Q. The unaudited pro forma condensed consolidated financial statements are also derived from the historical consolidated annual and interim financial statements of Cloverleaf and Zero Mountain, Inc. (“Zero Mountain”) included elsewhere in this filing on Form 8-K/A.

The accompanying unaudited pro forma condensed consolidated financial statements of the Company present the pro forma statement of the financial position of the Company and Cloverleaf as of March 31, 2019, and the pro forma operating results of the Company and Cloverleaf for the three months ended March 31, 2019 and the year ended December 31, 2018. The accompanying unaudited pro forma condensed consolidated financial statements of the Operating Partnership present the pro forma statement of the financial position of the Operating Partnership and Cloverleaf as of March 31, 2019, and the pro forma operating results of the Operating Partnership and Cloverleaf for the three months ended March 31, 2019 and the year ended December 31, 2018.

On January 16, 2018, a group of investment funds under common management and control, through their wholly-owned subsidiary BCP Chiller Aggregator L.L.C. (“BCP”), acquired 80% of the outstanding membership units of Cloverleaf in a transaction (the “BCP Transaction”). Cloverleaf elected to apply push down accounting in its financial statements on January 16, 2018 as it had undergone a change in control. Accordingly, the total purchase price was allocated to tangible and intangible assets acquired and liabilities assumed based on their estimated fair values on January 16, 2018, with the excess recorded as goodwill, which is not deductible for tax purposes. Cloverleaf is referred to as the “Predecessor” for the period prior to the BCP Transaction and “Successor” for the period subsequent to the BCP Transaction.

Cloverleaf acquired Zero Mountain on March 1, 2019. Cloverleaf’s historical statement of operations for the three months ended March 31, 2019 includes the operating results of Zero Mountain from March 1, 2019 through March 31, 2019. Cloverleaf’s historical balance sheet, as of March 31, 2019, includes the assets acquired and the liabilities assumed in the acquisition of Zero Mountain. These pro forma financial statements include the stand-alone operating results of Zero Mountain for the year ended December 31, 2018 and the period from January 1, 2019 to February 28, 2019.

On April 22, 2019, the Company completed a follow-on public offering pursuant to which it issued 42,062,500 common shares of beneficial interest, $0.01 par value per share (the “common shares”) (including 6,562,500 common shares issued in connection with the underwriters’ exercise of their option to purchase additional common shares), for net proceeds of approximately $1.21 billion. The net proceeds of the follow-on public offering were used to consummate the Cloverleaf Acquisition.

On May 7, 2019, the Operating Partnership completed a debt private placement transaction consisting of $350.0 million aggregate principal amount of senior unsecured notes with a coupon of 4.10% and a term of 10.7 years for net proceeds of $347.7 million after deducting issuance costs of $2.3 million. The notes are general unsecured senior obligations of the Operating Partnership and are guaranteed by the Company and certain subsidiaries of the Company. A portion of the proceeds were used to repay funds drawn on the Company’s senior unsecured revolving credit facility in connection with the Cloverleaf Acquisition. The remaining funds are to be used for other acquisitions and for expansion and development projects.

The accompanying unaudited pro forma condensed consolidated financial statements are prepared using the acquisition method of accounting, with the Company and the Operating Partnership treated as the acquirer and as if the Cloverleaf Acquisition had occurred on March 31, 2019, in the case of the unaudited pro forma condensed consolidated balance sheets, and on January 1, 2018, in the case of the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 and for the year ended December 31, 2018. The Company is in the process of obtaining a third-party valuation of the assets acquired and liabilities assumed from the Cloverleaf Acquisition. The amounts of certain assets and liabilities presented in the accompanying unaudited pro forma condensed consolidated financial statements are based on preliminary valuations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to intangible assets such as trade names, trademarks and customer relationships as well as goodwill, (3) deferred taxes, and (4) other changes to assets and liabilities. Any excess purchase price over the acquired net assets, as adjusted to reflect estimated fair values, has been recorded as goodwill. The unaudited pro forma condensed consolidated statements of operations do not include the impact to income tax (expense) benefit as this is being evaluated by the Company and is not expected to be material.

The accompanying unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described below and in the accompanying notes. The accompanying unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated financial position and results of operations of the Company or the Operating Partnership would have been had the Cloverleaf Acquisition occurred on the dates assumed, nor are they necessarily indicative of what the financial position or results of operations would be for any future periods. The unaudited pro forma condensed consolidated statements of operations do not include the impact of any revenue, cost or other operating synergies that may result from the Cloverleaf Acquisition or any related restructuring costs. The accompanying unaudited pro forma condensed consolidated financial statements reflect a hypothetical situation, and actual results may differ from these unaudited pro forma condensed consolidated financial statements once the Company has finalized the required purchase price allocation. There can be no assurance that such finalizations will not result in material changes. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (1) the accompanying notes to the unaudited pro forma condensed consolidated financial statements of the Company and of the Operating Partnership (2) the audited consolidated financial statements of the Company and the Operating Partnership as of and for the year ended December 31, 2018, and notes thereto included in the Company’s and the Operating Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 26, 2019; (3) the unaudited condensed consolidated financial statements of the Company and the Operating Partnership as of and for the three months ended March 31, 2019 and notes thereto included in the Company’s and Operating Partnership’s Quarterly Report on Form 10-Q, filed with the SEC on May 10, 2019; (4) the audited consolidated financial statements and notes thereto of Cloverleaf as of and for the years ended December 31, 2018 and 2017, which are filed as Exhibit 99.1 to this Current Report on Form 8-K/A; (5) the unaudited consolidated financial statements and notes thereto of Cloverleaf as of and for each of the three months ended March 31, 2019 and 2018, which are filed as Exhibit 99.2 to this Current Report on Form 8-K/A; (6) the audited consolidated financial statements and notes thereto of Zero Mountain as of and for each of the years ended June 30, 2018 and 2017, which are filed as Exhibit 99.3 to this Current Report on Form 8-K/A; and (7) the unaudited consolidated financial statements and notes thereto of Zero Mountain as of and for each of the six months ended December 31, 2018 and 2017, which are filed as Exhibit 99.4 to this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 also include the historical Zero Mountain statement of operations for the period from January 1, 2019 to February 28, 2019, which represents the period prior to Cloverleaf’s acquisition of Zero Mountain.

The unaudited pro forma condensed consolidated financial statements reflect the following transactions and adjustments:

•

The Cloverleaf Acquisition is included in the unaudited pro forma condensed consolidated statements of operations as if it occurred on January 1, 2018, and the unaudited pro forma condensed consolidated balance sheets as if it occurred on March 31, 2019.

•

The Company’s follow-on public offering is included in the unaudited pro forma condensed consolidated statements of operations as if it occurred on January 1, 2018, and the unaudited pro forma condensed consolidated balance sheets as if it occurred on March 31, 2019.

•

The Operating Partnership’s issuance of $350.0 million aggregate principal amount of senior unsecured notes in a private placement for net proceeds of $347.7 million after deducting issuance costs of $2.3 million. The private placement transaction was included in the unaudited pro forma condensed consolidated statements of operations as if it occurred on January 1, 2018, and the unaudited pro forma condensed consolidated balance sheets as if it occurred on March 31, 2019.

The pro forma adjustments primarily include the following:

•

The issuance of 42,062,500 common shares (including 6,562,500 common shares issued in connection with the underwriters’ exercise of their option to purchase additional common shares) in the follow-on public offering for net proceeds of $1.21 billion.

•	The Operating Partnership’s issuance of $350.0 million aggregate principal amount of senior unsecured notes.

•

The $1.25 billion purchase price paid by the Company in connection with the Cloverleaf Acquisition, which includes purchase accounting adjustments to record assets acquired and liabilities assumed at their fair value and to record goodwill for the excess of the acquisition price over the fair value of the identifiable net assets acquired.

•	Cloverleaf’s acquisition of Zero Mountain on March 1, 2019 for $195.5 million.

•	Elimination of intangible assets and goodwill recorded by Cloverleaf in connection with its BCP Transaction on January 16, 2018 and its acquisition of Zero Mountain on March 1, 2019.

•	Elimination of Cloverleaf debt that was retired at closing and the related interest expense.

•

Recording a right-of-use asset and lease liability, each totaling $1.5 million, for operating leases to conform Cloverleaf’s lease accounting policies to Accounting Standards Codification Topic 842, Leases, which the Company and the Operating Partnership adopted on January 1, 2019.

•

Recording an adjustment of $1.3 million to increase unearned revenue of Cloverleaf at March 31, 2019, to conform Cloverleaf’s revenue recognition policies to Accounting Standards Codification Topic 606 (“ASC 606”), Revenue from Contracts with Customers, which the Company and the Operating Partnership adopted on January 1, 2018. The net effect of the pro forma adjustments to the income statement to reflect the impact of ASC 606 on Cloverleaf and Zero Mountain’s revenues and net income (loss) upon adoption was not significant enough to be shown.

The unaudited pro forma condensed consolidated statements of operations do not include the following transaction related costs incurred in connection with the Cloverleaf Acquisition, Cloverleaf’s acquisition of Zero Mountain and the BCP Transaction, as the costs are specifically attributable to that acquisition and non-recurring in nature:

•	Merger and acquisition investment advisory fees of $10.0 million paid in connection with the Cloverleaf Acquisition.

•	Debt extinguishment costs of $7.7 million paid by the Company in connection with the Cloverleaf Acquisition.

•

Credit facility fees of $2.7 million paid by the Company to arrange a standby bridge financing facility that was to be used if needed to consummate the Cloverleaf Acquisition, but which was ultimately not required or used.

•	Other professional fees of $2.8 million incurred by the Company in connection with the Cloverleaf Acquisition.

•	Non-recurring acquisition costs of $6.7 million incurred by Cloverleaf in its acquisition of Zero Mountain on March 1, 2019.

•

Non-recurring debt extinguishment costs of $9.0 million incurred by Cloverleaf as a result of refinancing its $365.0 million credit agreement with its new $530.0 million credit agreement on March 1, 2019 in connection with its acquisition of Zero Mountain.

•	Non-recurring acquisition costs of $0.9 million incurred by Cloverleaf in connection with the BCP Transaction on January 16, 2018.

Americold Realty Trust and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2019

(Amounts in thousands)

	Americold Historical March 31, 2019	Cloverleaf Historical March 31, 2019		Pro Forma Adjustments	Americold Pro Forma March 31, 2019
ASSETS
Property, plant and equipment:
Land	$408,982	$51,707	8	$7,656	$468,345
Buildings and improvements	1,862,064	234,007	8	453,522	2,549,593
Machinery and equipment	600,148	133,311	8	11,806	745,265
Assets under construction	74,937	15,176	8	—	90,113

	2,946,131	434,201		472,984	3,853,316
Accumulated depreciation and depletion	(1,127,419)	(25,226)	8	25,226	(1,127,419)

Property, plant, and equipment - net	1,818,712	408,975		498,210	2,725,897
Operating leases:
Operating lease right-of-use assets	83,663	—	9	1,510	85,173
Accumulated depreciation - operating leases	(6,181)	—		—	(6,181)

Operating leases - net	77,482	—		1,510	78,992
Financing leases:
Buildings and improvements	11,227	—		—	11,227
Machinery and equipment	49,835	—		—	49,835

	61,062	—		—	61,062
Accumulated depreciation	(21,415)	—		—	(21,415)

Financing leases - net	39,647	—		—	39,647
Cash and cash equivalents	172,838	8,813	1, 2, 3, 13	309,364	491,015
Restricted cash	6,812	30,376	4	(30,000)	7,188
Accounts receivable	193,599	22,417			216,016
Identifiable intangibles assets - net	25,003	113,422	5, 6	129,939	268,364
Goodwill	186,359	226,839	5, 6	(95,463)	317,735
Investments in partially owned entities	13,167	—		—	13,167
Other assets	54,110	15,376		—	69,486

Total assets	$2,587,729	$826,218		$813,560	$4,227,507

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$258,055	$23,826	10	$23,176	$305,057
Mortgage notes, senior unsecured notes and term loan - net	1,350,120	583,947	2, 4	(219,373)	1,714,694
Senior unsecured revolving credit facility	—	—	13	—	—
Sale-leaseback financing obligations	118,181	—		—	118,181
Financing lease obligations	40,888	—		—	40,888
Operating lease obligations	80,257	—	9	1,510	81,767
Unearned revenue	17,994	2,805	11	1,290	22,089
Pension and post-retirement benefits	15,721	—		—	15,721
Deferred tax liability - net	17,110	29,350	12	10,096	56,556
Multiemployer pension plan withdrawal liability	8,926	—		—	8,926

Total liabilities	1,907,252	639,928		(183,301)	2,363,879
Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value	1,491	—	1	421	1,912
Paid-in capital	1,365,767	186,290	1, 7	1,019,616	2,571,673
Accumulated deficit and distributions in excess of net earnings	(673,297)	—	10	(23,176)	(696,473)
Accumulated other comprehensive loss	(13,484)	—		—	(13,484)

Total shareholders’ equity	680,477	186,290		996,861	1,863,628

Total liabilities and shareholders’ equity	$2,587,729	$826,218		$813,560	$4,227,507

Americold Realty Trust

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2019

(Amounts in thousands except per share amounts)

	Americold Three Months Ended March 31, 2019	Cloverleaf Three Months Ended March 31, 2019	Zero Mountain January 1 to February 28, 2019		Pro Forma Adjustments	Americold Pro Forma Three Months Ended March 31, 2019
Revenues:
Rent, storage, and warehouse services	$289,615	$45,175	$6,185			$340,975
Third-party managed services	64,136	1,108	—			65,244
Transportation services	37,096	1,170	2,542			40,808
Other	2,232	—	—			2,232

Total revenues	393,079	47,453	8,727		—	449,259

Operating expenses:
Rent, storage, and warehouse services cost of operations	198,796	27,632	3,919			230,347
Third-party managed services cost of operations	60,877	900				61,777
Transportation services cost of operations	32,740	1,057	2,156			35,953
Cost of operations related to other revenues	1,988	—	—			1,988
Depreciation, depletion, and amortization	30,096	7,557	1,222	C, D, E	3,588	42,463
Selling, general and administrative	31,117	4,801	1,083			37,001
Loss from sale of real estate	—	—	—
Acquisition, litigation and other	8,493	6,674	2,147	F	(9,821)	7,493
Impairment of long-lived assets	12,555	—	—			12,555

Total operating expenses	376,662	48,621	10,527		(6,233)	429,577

Operating income (loss)	16,417	(1,168)	(1,800)		6,233	19,682
Other income (expense):
Income from partially owned entities	122	—	—			122
Interest expense	(21,576)	(7,623)	(297)	A, B	3,404	(26,092)
Interest income	1,003	131	32			1,166
Loss on debt extinguishment	—	(9,033)	—	G	9,033	—
Foreign currency exchange gain, net	60	—				60
Other expense, net	(167)	—	194			27

Loss before income tax (expense) benefit	(4,141)	(17,693)	(1,871)		18,670	(5,035)
Income tax (expense) benefit:
Current	(1,548)	478	670			(400)
Deferred	1,060	—	(38)			1,022

Total income tax (expense) benefit	(488)	478	632		—	622

Net loss attributable to common shares of beneficial interest	$(4,629)	$(17,215)	$(1,239)		$18,670	$(4,413)

Weighted average shares outstanding for basic earning per share	149,404			H	42,063	191,467

Weighted average shares outstanding for diluted earning per share	149,404			H	42,063	191,467

Basic earnings per share	$(0.03)					$(0.02)

Diluted earnings per share	$(0.03)					$(0.02)

Americold Realty Trust

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Amounts in thousands except per share amounts)

	Americold Year Ended December 31, 2018	Cloverleaf Predecessor January 1 to 16, 2018	Cloverleaf Successor January 17 to December 31, 2018	Zero Mountain Year Ended December 31, 2018		Pro Forma Adjustments	Americold Pro Forma December 31, 2018
Revenues:
Rent, storage, and warehouse services	$1,176,912	$6,279	$155,279	$41,721			$1,380,191
Third-party managed services	259,034	186	4,052	—			263,272
Transportation services	158,790	—	—	17,896			176,686
Other	8,899	—	—	—			8,899

Total revenues	1,603,635	6,465	159,331	59,617		—	1,829,048

Operating expenses:
Rent, storage, and warehouse services cost of operations	802,378	4,263	101,936	25,012			933,589
Third-party managed services cost of operations	244,274	162	3,566				248,002
Transportation services cost of operations	143,055	—	—	12,626			155,681
Cost of operations related to other revenues	8,279	—	—	—			8,279
Depreciation, depletion, and amortization	117,653	596	27,137	7,643	L, M, N	$14,728	167,757
Selling, general and administrative	110,825	1,425	16,507	6,734	P	(2,261)	133,230
(Gain) loss from sale of real estate	(7,471)	258	92	—			(7,121)
Acquisition, litigation and other	3,935	—	—	—	O	(443)	3,492
Impairment of long-lived assets	747	—	—	—			747

Total operating expenses	1,423,675	6,704	149,238	52,015		12,024	1,643,656

Operating income (loss)	179,960	(239)	10,093	7,602		(12,024)	185,392
Other (expense) income:
Loss from partially owned entities	(1,069)	—	—	—			(1,069)
Interest expense	(93,312)	(241)	(22,421)	(1,423)	J, K	7,358	(110,039)
Interest and investment income	3,996	1	511	197			4,705
Loss on debt extinguishment and modification	(47,559)	—	—	—			(47,559)
Foreign currency exchange gain, net	2,882	—	—	—			2,882
Other (expense) income, net	(532)	—	—	140			(392)

Income (loss) before income tax benefit (expense)	44,366	(479)	(11,817)	6,516		(4,666)	33,920
Income tax benefit (expense):
Current	467	63	(343)	(1,761)			(1,574)
Deferred	3,152	—	—	(179)			2,973

Total income tax benefit (expense)	3,619	63	(343)	(1,940)		—	1,399

Net income (loss)	$47,985	$(416)	$(12,160)	$4,576		$(4,666)	$35,319
Less: Series A preferred dividends	(1)						(1)
Less: Series B preferred dividends	(1,817)						(1,817)
Less: Accretion of Series B preferred shares	—

Net income (loss) attributable to common shares of beneficial interest	$46,167	$(416)	$(12,160)	$4,576		$(4,666)	$33,501

Weighted average shares outstanding for basic earning per share	141,415				Q	42,063	183,478

Weighted average shares outstanding for diluted earning per share	144,338				Q	42,063	186,401

Basic earnings per share	$0.31						$0.17

Diluted earnings per share	$0.31						$0.17

Americold Realty Operating Partnership, L.P. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2019

(Amounts in thousands)

	Americold Historical March 31, 2019	Cloverleaf Historical March 31, 2019		Pro Forma Adjustments	Americold Pro Forma March 31, 2019
ASSETS
Property, plant and equipment:
Land	$408,982	$51,707	8	$7,656	$468,345
Buildings and improvements	1,862,064	234,007	8	453,522	2,549,593
Machinery and equipment	600,148	133,311	8	11,806	745,265
Assets under construction	74,937	15,176	8	—	90,113

	2,946,131	434,201		472,984	3,853,316
Accumulated depreciation and depletion	(1,127,419)	(25,226)	8	25,226	(1,127,419)

Property, plant, and equipment - net	1,818,712	408,975		498,210	2,725,897
Operating leases:
Operating lease right-of-use assets	83,663	—	9	1,510	85,173
Accumulated depreciation - operating leases	(6,181)	—		—	(6,181)

Operating leases - net	77,482	—		1,510	78,992
Financing leases:
Buildings and improvements	11,227	—		—	11,227
Machinery and equipment	49,835	—		—	49,835

	61,062	—		—	61,062
Accumulated depreciation	(21,415)	—		—	(21,415)

Financing leases - net	39,647	—		—	39,647
Cash and cash equivalents	172,838	8,813	1, 2, 3, 13	309,364	491,015
Restricted cash	6,812	30,376	4	(30,000)	7,188
Accounts receivable	193,599	22,417		—	216,016
Identifiable intangibles assets - net	25,003	113,422	5, 6	129,939	268,364
Goodwill	186,359	226,839	5, 6	(95,463)	317,735
Investments in partially owned entities	13,167	—		—	13,167
Other assets	54,110	15,376		—	69,486

Total assets	$2,587,729	$826,218		$813,560	$4,227,507

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Accounts payable and accrued expenses	$258,055	$23,826	10	$23,176	$305,057
Mortgage notes, senior unsecured notes and term	1,350,120	583,947	2, 4	(219,373)	1,714,694
Senior unsecured revolving credit facility	—	—	13	—	—
Sale-leaseback financing obligations	118,181	—		—	118,181
Financing lease obligations	40,888	—		—	40,888
Operating lease obligations	80,257	—	9	1,510	84,572
Unearned revenue	17,994	2,805	11	1,290	19,284
Pension and post-retirement benefits	15,721	—		—	15,721
Deferred tax liability - net	17,110	29,350	12	10,096	56,556
Multiemployer pension plan withdrawal liability	8,926	—		—	8,926

Total liabilities	1,907,252	639,928		(183,301)	2,363,879
Partners’ capital:
Stockholders’ equity		186,290	7	(186,290)	—
General partner - 147,641,480 units issued and outstanding as of March 31, 2019	687,021	—	1, 10	1,171,320	1,858,341
Limited partner - 1,491,328 units issued and outstanding as of March 31, 2019	6,940	—	1, 10	11,831	18,771
Accumulated other comprehensive loss	(13,484)	—		—	(13,484)

Total partners’ capital	680,477	186,290		996,861	1,863,628

Total liabilities and partners’ capital	$2,587,729	$826,218		$813,560	$4,227,507

Americold Realty Operating Partnership, L.P. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2019

(Amounts in thousands except per share amounts)

	Americold Three Months Ended March 31, 2019	Cloverleaf Three Months Ended March 31, 2019	Zero Mountain January 1 to February 28, 2019		Pro Forma Adjustments	Americold Pro Forma Three Months Ended March 31, 2019
Revenues:
Rent, storage, and warehouse services	$289,615	$45,175	$6,185			$340,975
Third-party managed services	64,136	1,108	—			65,244
Transportation services	37,096	1,170	2,542			40,808
Other	2,232	—	—			2,232

Total revenues	393,079	47,453	8,727		—	449,259

Operating expenses:
Rent, storage, and warehouse services cost of operations	198,796	27,632	3,919			230,347
Third-party managed services cost of operations	60,877	900	—			61,777
Transportation services cost of operations	32,740	1,057	2,156			35,953
Cost of operations related to other revenues	1,988	—	—			1,988
Depreciation, depletion, and amortization	30,096	7,557	1,222	C, D, E	3,588	42,463
Selling, general and administrative	31,117	4,801	1,083			37,001
Acquisition, litigation and other	8,493	6,674	2,147	F	(9,821)	7,493
Impairment of long-lived assets	12,555	—	—			12,555

Total operating expenses	376,662	48,621	10,527		(6,233)	429,577

Operating income (loss)	16,417	(1,168)	(1,800)		6,233	19,682
Other income (expense):
Income from partially owned entities	122	—	—			122
Interest expense	(21,576)	(7,623)	(297)	A, B	3,404	(26,092)

Interest income	1,003	131	32			1,166
Loss on debt extinguishment	—	(9,033)	—	G	9,033	—
Foreign currency exchange gain, net	60	—	—			60
Other expense, net	(167)	—	194			27

Loss before income tax (expense) benefit	(4,141)	(17,693)	(1,871)		18,670	(5,035)
Income tax (expense) benefit:
Current	(1,548)	478	670			(400)
Deferred	1,060	—	(38)			1,022

Total income tax (expense) benefit	(488)	478	632		—	622

Net loss attributable to the Operating Partnership	$(4,629)	$(17,215)	$(1,239)		$18,670	$(4,413)

General partners’ interest in net loss attributable to unitholders	$(4,583)					$(4,369)
Limited partners’ interest in net loss attributable to unitholders	$(46)					$(44)
General partner weighted average units outstanding	147,910			H	41,642	189,552

Limited partner weighted average units outstanding	1,494			H	421	1,915

General partners’ net loss per unit	$(0.03)					$(0.02)

Limited partners’ net loss per unit	$(0.03)					$(0.02)

Americold Realty Operating Partnership, L.P. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Amounts in thousands except per share amounts)

	Americold Year Ended December 31, 2018	Cloverleaf Predecessor January 1 to 16, 2018	Cloverleaf Successor January 17 to December 31, 2018	Zero Mountain Year Ended December 31, 2018		Pro Forma Adjustments	Americold Pro Forma December 31, 2018
Revenues:
Rent, storage, and warehouse services	$1,176,912	$6,279	$155,279	$41,721			$1,380,191
Third-party managed services	259,034	186	4,052	—			263,272
Transportation services	158,790	—	—	17,896			176,686
Other	8,899	—	—	—			8,899

Total revenues	1,603,635	6,465	159,331	59,617		—	1,829,048

Operating expenses:
Rent, storage, and warehouse services cost of operations	802,378	4,263	101,936	25,012			933,589
Third-party managed services cost of operations	244,274	162	3,566	—			248,002
Transportation services cost of operations	143,055	—	—	12,626			155,681
Cost of operations related to other revenues	8,279	—	—	—			8,279
Depreciation, depletion, and amortization	117,653	596	27,137	7,643	L, M, N	$14,728	167,757
Selling, general and administrative	110,825	1,425	16,507	6,734	P	(2,261)	133,230
(Gain) loss from sale of real estate	(7,471)	258	92	—			(7,121)
Acquisition, litigation and other	3,935	—	—	—	O	(443)	3,492
Impairment of long-lived assets	747	—	—	—			747

Total operating expenses	1,423,675	6,704	149,238	52,015		12,024	1,643,656

Operating income (loss)	179,960	(239)	10,093	7,602		(12,024)	185,392
Other (expense) income:
Loss from partially owned entities	(1,069)	—	—	—			(1,069)
Interest expense	(93,312)	(241)	(22,421)	(1,423)	J, K	7,358	(110,039)
Interest and investment income	3,996	1	511	197			4,705
Loss on debt extinguishment and modification	(47,559)	—	—	—			(47,559)
Foreign currency exchange gain, net	2,882	—	—	—			2,882
Other (expense) income, net	(532)	—	—	140			(392)

Income (loss) before income tax benefit (expense)	44,366	(479)	(11,817)	6,516		(4,666)	33,920
Income tax benefit (expense):
Current	467	63	(343)	(1,761)			(1,574)
Deferred	3,152	—	—	(179)			2,973

Total income tax benefit (expense)	3,619	63	(343)	(1,940)		—	1,399

Net income (loss) attributable to the Operating Partnership	$47,985	$(416)	$(12,160)	$4,576		$(4,666)	$35,319

General partners’ interest in net income attributable to unitholders	$47,505						$34,966

Limited partners’ interest in net income attributable to unitholders	$480						$353

General partner weighted average units outstanding	139,394				Q	41,642	181,036
Limited partner weighted average units outstanding	1,408				Q	421	1,829
General partners’ net income per unit	$0.34						$0.19

Limited partners’ net income per unit	$0.34						$0.19

I.	Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2019

The adjustments to the unaudited pro forma condensed consolidated balance sheets as of March 31, 2019 are as follows:

1.

Reflect the April 2019 issuance of 42,062,500 common shares in connection with the follow-on public offering for net cash proceeds of $1.21 billion after deducting the underwriting discount and offering costs of $45.2 million, and the issuance of 41,641,875 general partner units and 420,625 limited partner units by the Operating Partnership in connection with the follow-on public offering as if it had occurred on March 31, 2019. The Company did not receive any proceeds for the forward sale of common shares and no proceeds from the forward sale are included in these pro forma financial statements.

2.

Reflect the issuance of $350 million aggregate principal amount of the Operating Partnership’s senior unsecured notes for net proceeds of $347.7 million after deducting issuance costs of $2.3 million in a private placement completed in May 2019, as if it had occurred on March 31, 2019.

3.	Reflect the cash consideration paid of $1.25 billion in connection with the Cloverleaf Acquisition.

4.

Reflect the elimination of $571.7 million of Cloverleaf’s debt and elimination of $4.6 million of historical debt issuance costs, which was retired at the closing of the Cloverleaf Acquisition with $541.7 million of transaction proceeds paid by the Company and $30.0 million of cash held in escrow by Cloverleaf at the time of closing.

5.

Reflect the derecognition of the carrying amount of $113.4 million of identifiable intangible assets, net and $226.8 million of goodwill recorded on Cloverleaf’s consolidated balance sheet on March 31, 2019.

6.

Record the identifiable intangible assets totaling $243.4 million, comprised of customer relationship intangible assets of $241.8 million and trade names and trademarks of $1.6 million, and goodwill of $132.4 million arising from the Cloverleaf Acquisition on May 1, 2019, as if it occurred on March 31, 2019. Customer relationships, and trade names and trademarks are amortized over 25 years and 1.5 years, respectively.

7.

At the acquisition date, Cloverleaf’s member’s equity of $186.3 million was eliminated as the assets acquired and liabilities assumed were recorded at fair value at the acquisition date and the difference between assets acquired and liabilities assumed were recorded as goodwill.

8.	Record the preliminary fixed assets acquired in the Cloverleaf Acquisition on May 1, 2019, as if it occurred on March 31, 2019, at fair value as included in the table below:

	Fair Value of Assets Acquired	Depreciation Period
Land	$59,363	N/A
Buildings and improvements	687,529	16 to 36 years
Machinery and equipment	145,117	3 to 11 years

	$892,009

9.	Record right-of-use assets and lease liabilities for Cloverleaf’s operating leases to conform its lease accounting policies to the policies of the Company.

10.

Record investment advisory fees of $10.0 million, unused bridge loan financing fees of $2.7 million, debt extinguishment costs of $7.7 million and other professional fees of $2.8 million incurred by the Company in connection with the Cloverleaf Acquisition.

11.	Record additional unearned revenue of $1.3 million to conform Cloverleaf’s revenue recognition policy to the policies of the Company and ASC 606.

12.	Record additional deferred taxes of $10.1 million arising from the acquisition of Cloverleaf by the Company.

13.

On May 1, 2019, the Company drew $100.0 million on its senior unsecured revolving credit facility in connection with funding the Cloverleaf Acquisition. On May 7, 2019, the Company repaid the $100.0 million outstanding on the senior unsecured revolving credit facility with funds raised in the debt private placement, as described in Note 2. The resulting pro-forma adjustment to the senior unsecured revolving credit facility reflects the draw and repayment.

II.	Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 are as follows:

A.

Reflect interest expense of $3.6 million associated with the $350.0 million aggregate principal amount of senior unsecured notes issued by the Operating Partnership in a private placement for net proceeds of $347.7 million, net of issuance costs of $2.3 million.

B.	Eliminate $7.0 million of interest expense incurred by Cloverleaf on debt that was retired at the closing of the Cloverleaf Acquisition with acquisition proceeds paid by the Company.

C.	Eliminate $1.9 million of amortization expense recorded in Cloverleaf’s historical financial statements for identifiable intangible assets, net.

D.	Record $2.7 million of amortization expense associated with the identified intangible assets recorded by the Company as a result of the Cloverleaf Acquisition.

E.

Record $2.8 million of additional depreciation expense due to the increase in the carrying amount of property, plant and equipment acquired in the Cloverleaf Acquisition which was recorded at fair value rather than historical cost.

F.

Eliminate $6.7 million of non-recurring acquisition costs incurred by Cloverleaf in its acquisition of Zero Mountain on March 1, 2019, eliminate $1.0 million of non-recurring acquisition costs incurred by the Company during the three months ended March 31, 2019 in connection with the Cloverleaf Acquisition and eliminate $2.1 million of non-recurring acquisition compensation related costs incurred by Zero Mountain in connection with the acquisition by Cloverleaf.

G.

Eliminate $9.0 million of non-recurring debt extinguishment costs incurred by Cloverleaf as a result of refinancing its $365.0 million credit agreement with its new $530.0 million credit agreement on March 1, 2019 in connection with its acquisition of Zero Mountain.

H.

Include 42,062,500 additional common shares issued by the Company in the follow-on public offering in basic weighted average shares outstanding and 42,062,500 additional common shares in diluted weighted average shares outstanding, net of share buybacks under the treasury stock method. Include 41,641,875 additional general partner units and 420,625 limited partner units in general partner weighted average units outstanding and limited partner weighted average units outstanding, respectively.

The adjustments to the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2018 are as follows:

J.

Reflect interest expense of $14.5 million associated with the $350.0 million aggregate principal amount of senior unsecured notes issued by the Operating Partnership in a private placement for net proceeds of $347.7 million, net of issuance costs of $2.3 million.

K.	Eliminate $21.9 million of interest expense incurred by Cloverleaf on debt that was retired at the closing of the Cloverleaf Acquisition with acquisition proceeds paid by the Company.

L.	Eliminate $7.3 million of amortization expense recorded in Cloverleaf’s historical financial statements for identifiable intangible assets, net.

M.	Record $10.8 million of amortization expense associated with the identified intangible assets recorded by the Company as a result of the Cloverleaf Acquisition.

N.

Record $11.2 million of additional depreciation expense due to the increase in the carrying amount of property, plant and equipment acquired in the Cloverleaf Acquisition which was recorded at fair value rather than historical cost.

O.	Eliminate $0.4 million of non-recurring acquisition costs incurred by the Company in connection with the Cloverleaf Acquisition.

P.

Eliminate $1.0 million of non-recurring acquisition costs incurred by Cloverleaf in connection with the BCP Transaction on January 16, 2018, and eliminate $1.3 million of non-recurring acquisition costs incurred during 2018 by Cloverleaf in its acquisition of Zero Mountain completed on March 1, 2019.

Q.

Include 42,062,500 additional common shares issued by the Company in the follow-on public offering in basic weighted average shares outstanding and 42,062,500 additional common shares in diluted weighted average shares outstanding, net of share buybacks under the treasury stock method. Include 41,641,875 additional general partner units and 420,625 limited partner units in general partner weighted average units outstanding and limited partner weighted average units outstanding, respectively.

III.	Purchase Price Allocation

On May 1, 2019, the Company acquired Cloverleaf for a cash payment of $1.25 billion and accounted for the transaction using the acquisition method of accounting. In preparing the unaudited pro forma condensed consolidated balance sheets the Cloverleaf Acquisition is treated as if it occurred on March 31, 2019. The Company is in the process of obtaining a third-party valuation of the assets acquired and liabilities assumed from the Cloverleaf Acquisition. The amounts of certain assets presented in the accompanying unaudited pro forma condensed consolidated financial statements are based on preliminary valuations and are subject to adjustment as additional information is obtained and the third-party valuation is finalized. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to intangible assets such as trade names, trademarks and customer relationships as well as goodwill, (3) deferred taxes, and (4) other changes to assets and liabilities. Any excess purchase price over the acquired net assets, as adjusted to reflect estimated fair values, has been recorded as goodwill. The preliminary purchase price allocation is presented below (in thousands):

Acquisition price	$1,245,688

Land	59,363
Buildings and improvements	687,529
Machinery and equipment	145,117
Assets under construction	15,176
Cash and cash equivalents	8,813
Restricted cash	376
Accounts receivable	22,417
Identifiable intangibles assets - net	243,361
Goodwill	132,376
Other assets	15,376
Accounts payable and accrued expenses	(23,826)
Mortgage notes, senior unsecured notes and term loan - net	(16,849)
Unearned revenue	(4,095)
Deferred tax liability - net	(39,446)

Net assets acquired	$1,245,688